Exhibit 10.3

Second Amendment to Expatriate Agreement

Original Agreement Signed: September 6, 2013
Date of First Amendment: April 24, 2015
Date of Second Amendment: January 19, 2016

This Second Amendment to Expatriate Agreement is made as of this 19th day of January, 2016 by and between William H. Reitman (“Mr. Reitman”) and Briggs & Stratton International, Inc. (“B&S”) and amends that certain Expatriate Agreement dated as of September 6, 2013, as previously amended.

Mr. Reitman and B&S each hereby agree to amend the Expatriate Agreement as follows:

1.	The Expatriate Agreement is amended to provide that Mr. Reitman’s assignment end date will be May 31, 2016 and paragraphs 8(a) and (d) are hereby modified accordingly.

2.	Mr. Reitman’s current base monthly salary is $32,187.50, notwithstanding the reference to $30,250 in Section 1(a) of the Expatriate Agreement.

3.
The following Sections of the Expatriate Agreement are hereby modified, effective as of January 1, 2016, to reflect the May 31, 2016 termination date of Mr. Reitman’s assignment and the scope of his international obligations between January 1, 2016 and such termination date:

a.	Section 1(f): Mr. Reitman’s “Goods and Services Allowance” will equal $4,513 per month for each month from January 2016 through May 2016.

b.	Section 1(g): The reference to $62,000 is replaced with a reference to $67,500.

c.	Section 1(h): The reference to 5% is changed to 3.5% for fiscal 2016.

d.	Section 1(i): Mr. Reitman will receive 1,620 shares of restricted stock following completion of his assignment on May 31, 2016.

Except as specifically set forth in this Amendment, the Expatriate Agreement remains unchanged and in full force and effect in accordance with its terms.

This Amendment, once signed, is binding upon both Briggs & Stratton International, Inc. and Mr. Reitman.

Briggs & Stratton Corporation        Briggs & Stratton International, Inc.

/s/ Todd J. Teske	/s/ Andrea Golvach	/s/ William H. Reitman
Todd J. Teske - Chairman, President & Chief Executive Officer	Andrea Golvach VP Treasurer	William H. Reitman